EXHIBIT 24.1
                                                                    ------------


                                POWER OF ATTORNEY


           Herbert R. Douglas hereby designates and appoints Raymond J. Miller as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

       Signature                     Title                           Date
       ---------                     -----                           ----

/s/ Herbert R. Douglas       President and Chief                 March 24, 2000
-----------------------      Executive Officer and Chairman
    Herbert R. Douglas       of the Board of Directors

                                POWER OF ATTORNEY


           Raymond J. Miller hereby designates and appoints Herbert R. Douglas as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



      Signature                          Title                        Date
      ---------                          -----                        ----

/s/ Raymond J. Miller      Executive Vice President, Chief       March 24, 2000
---------------------      Operating Officer, Chief Financial
    Raymond J. Miller      Officer, Secretary and Director

                                POWER OF ATTORNEY


           Michael S. Marcus hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



      Signature                          Title                        Date
      ---------                          -----                        ----

/s/ Michael S. Marcus      Vice President, Controller and        March 24, 2000
---------------------       Treasurer
    Michael S. Marcus

                                POWER OF ATTORNEY


           Randall L. Lambert hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



       Signature                    Title                        Date
       ---------                    -----                        ----

/s/ Randall L. Lambert            Director                  March 24, 2000
----------------------
    Randall L. Lambert

                                POWER OF ATTORNEY


           Gasper Mir hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



   Signature                    Title                              Date
   ---------                    -----                              ----

/s/ Gasper Mir                 Director                       March 24, 2000
-------------
   Gasper Mir

                                POWER OF ATTORNEY


           F. Hall Webb hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



    Signature                Title                    Date
    ---------                -----                    ----

/s/ F. Hall Webb           Director              March 24, 2000
----------------
    F. Hall Webb

                                POWER OF ATTORNEY


           Melvyn L. Wolff hereby designates and appoints Herbert R. Douglas and Raymond J. Miller and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the annual report on Form 10-K (the "Annual Report") to be filed by Weiner's Stores, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



     Signature                      Title                     Date
     ---------                      -----                     ----

/s/ Melvyn L. Wolff               Director               March 24, 2000
-------------------
    Melvyn L. Wolff